                                       EI
                                     REALTY


21 OCTOBER 1997
RR9999-19




Mr. Frank Altieri
IBS Interactive
2 Ridgedale Avenue
Cedar Knolls, NJ 07927

RE:   2 RIDGEDALE AVENUE
      CEDAR KNOLLS, NJ

Dear Frank:

Pursuant to our telephone conversation this day, I have had the opportunity to have a discussion with the ownership of 2 Ridgedale Avenue, Cedar Knolls, NJ. Accordingly, we are pleased to submit this revised expansion proposal for a Lease Modification and Extension Agreement for your consideration.

The terms and conditions are listed below:

EXPANSION PREMISES:          3,270 SF.

CURRENT DEMISED PREMISES:    3,100 SF.

AGGREGATE RENTABLE SPACE:    6,370 SF.

TERM:                        FIVE (5) YEARS TO COMMENCE 1 JANUARY 1998.

CONCESSION:                  IBS IS TO OCCUPY THE EXPANSION PREMISES (3,270
                             SF) DURING THE MONTH OF DECEMBER 1997 AT NO
                               CHARGE (FREE RENT).

RENTAL RATE:                 YEARS 1-5 $15.00 PSF, PLUS TENANT ELECTRIC.

NET EFFECTIVE RENTAL RATE:   $14.87 PSF, PLUS TENANT ELECTRIC.

TENANT IMPROVEMENTS:         THE LANDLORD WILL PROVIDE IBS INTERACTIVE (IBS)
                             WITH AN ALLOWANCE OF $10.00 PER USABLE SQUARE
                             FOOT TO BE USED FOR THE EXPANSION PREMISES
                             TENANT IMPROVEMENTS TO BE PERFORMED BY EI
                             ASSOCIATES.

                                    EI REALTY

21 October 1997
RR9999-19
Mr. Frank Altieri

Page -2-





It has been a pleasure having IBS as a tenant these past three (3) months. I hope the above is responsive to your request for growth and look forward to a long and continued relationship

Please signify your acceptance of the above by executing and returning one (1) copy of this letter to our office, via fax (201) 672-1784. Upon receipt of same, we will prepare a Lease Modification and Extension Agreement reflecting the above-stated terms. Please note that we must be in receipt of an executed Modification and Extension Agreement on or before 25 October 1997 in order to accommodate your desired 1 December 1997 occupancy of the expansion premises.

Very truly yours,

EI REALTY


Martin B. Okin
Leasing Manager

MBO/la


AGREED AND ACCEPTED

/s/ Frank Altieri                                 10/21/97
--------------------------                      -----------------
IBS INTERACTIVE                                       DATE